SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/a
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported: December 19, 2008)
DIAS HOLDING, INC.

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

Delaware	333-74396	58-2451191

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16630 Southfield Road, Allen Park, MI	48101

(Address of principal executive offices)	(Zip Code)
313-928-1254

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This filing amends the Current Report on Form 8-K filed February 10, 2009 by Dias Holding, Inc (the “Company”) to report a change in the Company’s public accountants under Item 4.01 and 9.01of Form 8-K. This amended Form 8-K/A amends and restates Items 4.01 and 9.01 to correct the name of the principal independent accountants engaged by the Company and to make other changes in response to comments by the SEC staff relating to Item 4.01.
Item 4.01 Changes in Registrant’s Certifying Accountant.
(1) Previous Independent Auditors:
     (i) On December 19, 2008 Sherb & Co. LLP (“Sherb”) was dismissed as independent auditor for the Company. On December 20, 2008, the Company engaged UHY LLP (“UHY”) as its principal independent accountant. This decision to engage UHY was ratified by the majority approval of the Board of Directors of the Company.
     (ii) Management of the Company has not had any disagreements with Sherb related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the fiscal years ended December 31, 2007 and 2006 and any subsequent interim period through Sherb’s termination on December 19, 2008, there has been no disagreement between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Sherb would have caused it to make a reference to the subject matter of the disagreement in connection with its reports for such years.
     (iii) Sherb’s report on the registrant’s financial statements as of December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     (iv) The Company’s Board of Directors participated in and approved the decision to change independent accountants.
     (v) In connection with its review of financial statements through September 30, 2008, there have been no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sherb would have caused them to make reference thereto in their report on the financial statements.
     (vi) During the most recent audit period and the interim period subsequent to December 19, 2008 there have been no reportable events with the Company as set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.
     (vii) The Company requested that Sherb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.
Item 9.01 Financial Statement and Exhibits.
(2) New Independent Accountants:
     (i) The Company engaged UHY LLP (“UHY”) as its new independent auditors as of December 20, 2008. Prior to such date, the Company, did not consult with UHY regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

EXHIBIT INDEX
EXHIBITS

Exhibit No.	Description
16.1	Letter from Sherb & Co. dated March 6, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAS HOLDING, INC. (Registrant)
Date: March 10, 2009	By:	/s/ Hung-Lang Huang
Hung-Lang Huang
Chairman, Chief Executive Officer and President of DIAS HOLDING, INC.